Exhibit 10.40
Ingevity Corporation
Form of Stock Option Award for U.S. Employees
Under the 2016 Omnibus Incentive Plan, as Amended
[Award Form First Used in 2021]
Terms and Conditions
1.Terms and Conditions: This grant of stock options (the “Option Award”) is made under Ingevity Corporation 2016 Omnibus Incentive Plan, (the “Plan”), and is subject in all respects to the terms of the Plan. All terms of the Plan are hereby incorporated into these terms and conditions (the “Terms and Conditions”) by reference. In the event of a conflict between one or more provisions of these Terms and Conditions and one or more provisions of the Plan, the provisions of the Plan shall govern; provided that the terms of any written individual Agreement between the Company and a Grantee approved by the Committee shall supersede these Terms and Conditions so long as the Agreement is consistent with the Plan. Each capitalized term not defined herein has meaning assigned to such term in the Plan.
2.Confirmation of Grant: Effective as of _____________ (the “Award Date”), Ingevity Corporation (the “Company”) granted the individual whose name is set forth in the notice of grant (the “Grantee”) a number of options to purchase a specified number of shares of common stock of the Company as set forth in the Grantee’s notice of grant. The Option Award is granted in the form of a Nonqualified Stock Option and is not an Incentive Stock Option. By accepting the Option Award, the Grantee acknowledges and agrees that the Option Award is subject to these Terms and Conditions and the terms of the Plan.
3.Exercise Price: The exercise price of any shares of Common Stock subject to the Option Award shall be the Fair Market Value of a share of Common Stock on the Award Date, which is the closing price of the Common Stock on the Award Date.
4.Award Term: The Option Award shall expire on the tenth anniversary of the Award Date (the “Award Term”) unless earlier terminated in accordance with these Terms and Conditions.
5.Vesting: Subject to Sections 7 and 9 of these Terms and Conditions, the Option Award shall vest and become exercisable in three equal installments on each of the first, second and third anniversaries of the Award Date (each a “Vesting Date”); provided the Grantee continues to be employed by the Company through the applicable Vesting Date. Except as otherwise provided below, if a Grantee terminates employment prior to the applicable Vesting Date, any unvested Options shall be forfeited and all rights of the Grantee to the unvested Options shall terminate.
6.Exercise Method: The Company will provide instructions to the Grantee for how to exercise the Option Award, pay the exercise price and pay applicable taxes.
7.Automatic Forfeiture: The Option Award, whether vested or unvested, will automatically be forfeited and all rights of the Grantee to the Option Award shall terminate under the following circumstances:
a.The Grantee’s employment is terminated by the Company for Cause.
b.The Grantee breaches any confidentiality, non-solicitation or non-competition covenant set forth on the attached Exhibit A or in any restrictive covenants agreement between the Grantee and the Company or an affiliate.
c.The Committee requires recoupment of the Option Award in accordance with any recoupment policy adopted or amended by the Company from time to time.
8.Restrictive Covenants: By accepting the Option Award, the Grantee agrees to comply with the confidentiality, non-solicitation and non-competition covenants set forth on the attached Exhibit A. If the Grantee has a written restrictive covenants agreement with the Company or an affiliate, the Grantee also agrees to continue to comply with the obligations under such restrictive covenants agreement as a condition of grant of the Option Award.

9.Termination of Employment: Any Option Award shall be subject to the following provisions relating to the exercise of the Option Award subsequent to termination of employment, subject to Section 7 above:
i.Involuntary Termination. In the event of an involuntary termination or involuntary termination with severance of the Grantee’s employment with the Company or any of its affiliates without Cause or other circumstances outlined in (section 7), after the first anniversary of the Award Date, a number of options (rounded up to the nearest whole number) shall vest and become exercisable such that the ratio of (i) the total number of options subject to the Option Award that have vested after giving effect to this provision to (ii) the total number of options subject to the Option Award on the Award Date equals the ratio of (I) the number of completed full months from the Award Date to the date of the Grantee’s termination of employment to (II) 36, and any remaining portion of the Option Award shall be forfeited. The right to exercise the vested portion of the Option Award shall expire on the earlier of (x) the second anniversary of the date of such termination and (y) the expiration of the Award Term.
ii.Disability. In the event of a termination of the Grantee’s employment due to Disability, the unvested portion of the Option Award shall immediately vest and become exercisable in full and the right to exercise the vested portion of the Option Award shall expire on the earlier of (i) the third anniversary of the date of such termination and (ii) the expiration of the Award Term. “Disability” shall mean permanently and totally disabled under the terms of the Company’s qualified retirement plans.
iii.Retirement. In the event of a termination of the Grantee’s employment by the Grantee, absent Cause or other circumstances outlined in (section 7), upon or following the date the Grantee reaches age 55 (with 20 years of service) or [for non-grandfathered participants: age 65 (with 5 years of service)] [for grandfathered participants: age 65], the unvested portion of the Option Award shall immediately vest and become exercisable in full and the right to exercise the vested portion of the Option Award shall expire on the expiration of the Award Term.
iv.Death. In the event of a termination of the Grantee’s employment due to death, the unvested portion of the Option Award shall immediately vest and become exercisable and the right to exercise the vested portion of the Option Award shall expire on the earlier of (i) the third anniversary of the date of death and (ii) the expiration of the Award Term. In the case of death following retirement pursuant to Section 9(c) of these Terms and Conditions, the Committee shall have the discretion, as permitted by law, to alleviate any hardship on an estate’s ability to exercise the Option Award. In case the employee is deceased, the Option Award is exercisable by the Grantee’s personal representative (executor or administrator) heirs or legatees.
v.Termination for Any Other Reason. If the Grantee’s employment is terminated by the Grantee or the Company or one of its affiliates for any other reason other than an involuntary termination without Cause or other circumstances outlined in (section 7), death, disability or retirement, the unvested portion of the Option Award shall be forfeited and the right to exercise the vested portion of the Option Award shall expire on the earlier of (i) ninety (90) days after the date of termination and (ii) the expiration of the Award Term.
10.Leave of Absence: In the event that a Grantee is on an approved leave of absence, the Grantee’s Option Award shall continue in accordance with its terms during his or her leave of absence, subject to the Committee’s discretion.
11.Change of Control: In the event of a Change of Control, the terms and conditions of Section 14 of the Plan shall apply; provided, however, that upon the Grantee’s disability, retirement or death following a Change of Control, the Option Award, if assumed in the Change of Control, shall vest and remain exercisable as provided in Sections 9.b, 9.c and 9.d of these Terms and Conditions in addition to the accelerated vesting provided for in the Plan.
12.Transferability: The Option Award may not be assigned or transferred by the Grantee, except by will or the laws of descent and distribution or as otherwise permitted by the Compensation Committee.

13.Tax Withholding: The Grantee is solely responsible for the satisfaction of all taxes and penalties that may arise in connection with the Option Award. The Grantee may satisfy any tax withholding obligations arising with respect to the Option by (a) paying the cash necessary to satisfy the tax withholding by authorizing the Company to either deduct such amount from the Grantee’s brokerage account or withhold such amount through payroll, (b) authorizing the Company to withhold shares of Common Stock otherwise issuable as part of the Option Award, as applicable, (c) tendering shares of Common Stock previously acquired to the Company, or (d) authorizing the Company to sell a portion of shares of Common Stock otherwise issuable as part of the Option Award in an amount necessary to generate sufficient cash to satisfy the withholding obligation, as applicable. If the Company receives no instruction from the Grantee with respect to alternative means to satisfy his or her tax withholding obligation, the obligation shall be satisfied by withholding shares of Common Stock from the shares of Common Stock otherwise issuable as part of the Option Award. The Company may withhold shares up to the maximum applicable withholding tax rate for federal (including FICA), state, local and foreign tax liabilities. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
14.No Right to Continued Employment. The Grantee understands and agrees that these Terms and Conditions do not impact the right of the Company or any of its affiliates employing the Grantee to terminate or change the terms of the Grantee’s employment at any time for any reason, with or without cause. The Grantee understands and agrees that the Grantee’s employment with the Company or any of its affiliates is on an “at-will” basis.
15.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of these Terms and Conditions.
16.Severability. In the event that any provision in these Terms and Conditions shall be held invalid or unenforceable for any reason, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of these Terms and Conditions.

Exhibit A
Restrictive Covenants
By accepting the Option Award, the Grantee agrees to comply with the following terms:
Confidential Information
i.For purposes of this Award, the term “Confidential Information” shall mean information that the Company or any of its affiliates owns or possesses, that the Company or its affiliates have developed at significant expense and effort, that they use or that is potentially useful in the business of the Company or its affiliates, that the Company or its affiliates treat as proprietary, private or confidential, and that is not generally known to the public. Confidential Information includes, but is not limited to, information that qualifies as trade secret under applicable law. The Grantee acknowledges that the Grantee’s relationship with the Company is one of confidence and trust such that the Grantee has in the past been, and may in the future be, privy to Confidential Information of the Company or its affiliates.
ii.The Grantee hereby covenants and agrees at all times during employment with the Company and its affiliates and thereafter to hold in strictest confidence, and not to use, any Confidential Information, except for the benefit of the Company, and not to disclose any Confidential Information to any person or entity without written authorization of the Company, except as otherwise required by law.
Non-Solicitation
(a) The Grantee covenants and agrees that during the Grantee’s employment with the Company and its affiliates, and during the 12 month period following the Grantee’s termination of employment for any reason (the “Restricted Period”), the Grantee shall not, directly or indirectly, (i) solicit, hire or attempt to hire any employee of the Company or any of its affiliates as an employee, consultant or independent contractor of the Grantee or any other person or business entity for the purpose of providing services or products competitive with those offered by the Company or any of its affiliates, or (ii) solicit any employee, consultant or independent contractor of the Company or any of its affiliates to change or terminate his or her relationship with the Company or any of its affiliates for the purpose of providing services or products competitive with those offered by the Company or any of its affiliates, unless in each case more than six months shall have elapsed between the last day of such person’s employment or service with the Company or any of its affiliates and the first date of such solicitation or hiring.
(b) The Grantee covenants and agrees that during the Grantee’s employment with the Company and its affiliates and during the Restricted Period, the Grantee shall not, either directly or indirectly:
1.solicit or do business with, or attempt to solicit or do business with, any customer with whom the Grantee had material contact, or about whom the Grantee received Confidential Information within 12 months prior to the Grantee’s date of termination for the purpose of providing such customer with services or products competitive with those offered by the Company or any of its affiliates during the Grantee’s employment with the Company or its affiliates, or
2.encourage any customer with whom the Grantee had material contact, or about whom the Grantee received Confidential Information within 12 months prior to the Grantee’s date of termination to reduce the level or amount of business such customer conducts with the Company or any of its affiliates.
Non-Competition
(a) The Grantee covenants and agrees that during the Grantee’s employment with the Company and its affiliates and during the Restricted Period, the Grantee will not, without the Company’s express written consent, in any geographic area in which the Grantee had a responsibility within the last two years prior to the Grantee’s termination of employment where the Company or its affiliates do business, directly or indirectly in the same or similar capacity to the services the Grantee performed for the Company:

(i) own, maintain, finance, operate, invest or engage in any business that competes with the businesses of the Company and its affiliates in which the Grantee was materially involved during the two years prior to the Grantee’s termination; or
(ii) provide services, as an employee, consultant, independent contractor, agent or otherwise, to any business that competes with the Company and its affiliates in businesses in which the Grantee was materially involved during the two years prior to the Grantee’s termination.
(b) Notwithstanding the foregoing, the Grantee may invest in or have an interest in entities traded on any public market, provided that such interest does not exceed five percent of the voting control of such entity.
Other Acknowledgements and Agreements
(a) The Grantee acknowledges and agrees that in the event the Grantee breaches any of the covenants or agreements contained in this Exhibit A:
(i) The Company may determine that the Grantee shall forfeit the outstanding stock options (without regard to whether the stock options have vested), and the outstanding stock options shall immediately terminate, and
(ii) The Company may require the Grantee to return to the Company any cash or shares of Company stock received upon exercise of the stock option, net of the exercise price paid by the Grantee upon exercise of the stock option; provided, that if the Grantee has disposed of any shares of Company stock received upon exercise of the stock option, then the Committee may require the Grantee to pay to the Company, in cash, the fair market value of such shares of Company stock as of the date of disposition, net of the exercise price paid by the Grantee upon exercise of the stock option. The Company shall exercise the right of recoupment provided in this section (a) within one year after the Company’s discovery of the Grantee’s breach of the covenants or agreements contained in this Exhibit A. In addition, in the event of a breach or threatened breach of the restrictions in this Exhibit A, the Company shall be entitled to preliminary and permanent injunctive relief, in addition to any other remedies available to it, to prevent such breach or threatened breach.
(b) If any portion of the covenants or agreements contained in this Exhibit A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenants or agreements or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions to the fullest extent possible. If any covenant or agreement in this Exhibit A is held to be unenforceable because of the duration thereof or the scope thereof, then the court making such determination shall have the power to reduce the duration and limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form. The covenants and agreements contained in this Exhibit A shall survive the termination of this Award.